Exhibit 10.5

Power of Attorney

Dinggui Yan, as a shareholder of Shanghai Jiayin Finance Technology Co., Ltd. (the “Company”), Shanghai Jinmushuihuotu Investment Center (Limited Partnership), Guanglin Zhang and Yuanle Wu (collectively, the “Principals”) collectively hold 100% shares of the Company (the “Company Shares”), and, with respect to the Company Shares, hereby irrevocably authorize the person designated by Shanghai KunJia Technology Co., Ltd.’s board of directors/executive director and such designated person’s successor (the “Agent”) to exercise the following rights during the term of this Power of Attorney:

As the sole and exclusive agent of the Principals, the Agent is authorized to exercise the following rights in the name of the Principals on behalf of the Principals in connection with matters related to the Company Shares, including but not limited to:

(1) making and executing relevant shareholders’ meeting decisions on behalf of the Principals;

(2) exercising all shareholder’s rights pursuant to law and/or the Principals’ partnership agreement, including but not limited to the shareholder’s voting rights and rights to issue, sell or transfer, or pledge or dispose of all or any part of the Company Shares; and

(3) as the authorized representative of the Principals, designating and appointing the legal representative, chairperson, directors, supervisors, general manager and other members of the senior management of the Company.

Except otherwise agreed in this Power of Attorney, the Agent has the right to allocate, use or otherwise dispose of cash dividends and other non-cash revenue generated from the Company Shares.

Except otherwise agreed in this Power of Attorney, all acts of the Agent in connection with the Company Shares may be conducted in accordance with the Agent’s own judgment, without any oral or written instruction from the Company or Principals.

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The Agent shall, within the scope of authorization, have the right to execute the Transfer Agreements as agreed in the Exclusive Call Option Agreement (the Principals shall request to be the parties thereto) on the Principals’ behalf, and timely perform the Exclusive Consultation and Service Agreement, the Exclusive Call Option Agreement and the Equity Pledge Agreement entered into on June 29, 2018 and as amended, supplemented and modified from time to time, and their appendix(es) to which the Principals are parties. The exercise of such right will not impose any restriction on the authorizations hereunder.

All acts of the Agent in connection with the Company Shares shall be deemed as acts of the Principals, and all documents thus executed shall be deemed as executed by the Principals, and will be acknowledged by the Principals.

The Agent has the right to delegate the authorization, and may, in its own discretion, entrust other individuals or entities with respect to handling the said matters and the Company Shares, without giving a prior notice to the Principals or obtaining the Principals’ consents.

This Power of Attorney shall become effective as of the date of execution. The term hereof shall be the whole period during which the Principals are being shareholders of the Company. This Power of Attorney shall be irrevocable and continuously effective within the term. As of the effective date of this Power of Attorney, this Power of Attorney shall supersede the Power of Attorney dated June 29, 2018 among the Parties, which shall terminate automatically without prejudice to the liabilities of a defaulting party for breach under such Power of Attorney to other parties.

During the term of this Power of Attorney, the Principals hereby waive all their rights in connection with the Company Shares that are authorized to the Agent by this Power of Attorney, and will not exercise such rights by themselves.

If any part of this Power of Attorney becomes invalid or unenforceable due to legal mandatory provisions, the remainder hereof shall continue to be effective.

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No text on this Page. This is the signature page of the Power of Attorney.

Dinggui Yan: /s/ Dinggui Yan (signature)

October 15, 2018

Signature Page of the Power of Attorney

No text on this Page. This is the signature page of the Power of Attorney.

Shanghai Jinmushuihuotu Investment Center (Limited Partnership) (stamp)

Executive partner: Shanghai Jinmushuihuotu Marketing and Planning Co., Ltd. (stamp)

Appointed or authorized representative: /s/ Guanglin Zhang (signature)

October 15, 2018

Signature Page of the Power of Attorney

No text on this Page. This is the signature page of the Power of Attorney.

Guanglin Zhang: /s/ Guanglin Zhang (signature)

October 15, 2018

Signature Page of the Power of Attorney

No text on this Page. This is the signature page of the Power of Attorney.

Yuanle Wu: /s/ Yuanle Wu (signature)

October 15, 2018

Signature Page of the Power of Attorney

No text on this Page. This is the signature page of the Power of Attorney.

Shanghai Jiayin Finance Technology Co., Ltd. (stamp)

Legal representative: /s/ Dinggui Yan (signature)

October 15, 2018

Signature Page of the Power of Attorney